EXHIBIT 10.1

                 2007 BASE SALARIES FOR NAMED EXECUTIVE OFFICERS

NAME AND TITLE                                               SALARY
--------------------------------------------------------   ----------
Edward A. Keible, Jr                                       $  374,000
 President and Chief Executive Officer
Brett W. Wallace                                           $  236,000
 Chief Financial Officer and Executive Vice President
John J. Mikulsky                                           $  268,000
 Chief Operating Officer and Executive Vice President